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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 12, 1995

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                                 BANCTEC, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                     0-9859                  75-1559633
      (State or other          (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

4435 SPRING VALLEY ROAD
    DALLAS, TEXAS
(Address of principal                                              75244
 executive offices)                                             (Zip code)


      Registrant's telephone number, including area code:  (214) 450-7700

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ITEM 2.  ACQUISITION.

     On October 12, 1995, BancTec, Inc. ("BancTec") announced the closing of the acquisition of Recognition International Inc. ("Recognition"), a Dallas-based company specializing in imaging and workflow software, document-processing systems and related customer services. The acquisition was effected through the merger of BTEC Merger Subsidiary, Inc., a wholly-owned subsidiary of BancTec, with and into Recognition. Under the terms of the merger agreement, Recognition stockholders received 0.59 of a share of BancTec common stock for each share of Recognition common stock owned. Fractional shares were not issued; instead former Recognition stockholders were paid in cash an amount equal to the product of $21.00, the closing price of a share of BancTec Common Stock on the date of closing, multiple by the fractional share percentage.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements. The financial statements contained in
         --------------------
Recognition's Annual Report on Form 10-K for the year ended October 31, 1994 are incorporated by reference.

     (b) Pro Forma Financial Information.  The pro forma financial information
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contained in the BancTec, Inc. Registration Statement on Form S-4 (File No. 33-
60391) is incorporated by reference.

     (c)  Exhibits.
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          99.1  Annual Report on Form 10-K of Recognition International Inc. for
                the year ended October 31, 1994, is incorporated by reference.

          99.2 Registration Statement on Form S-4 (File No. 33-60391) is incorporated by reference.

          99.3  Consent of Price Waterhouse LLP.


ITEM 8.  CHANGE IN FISCAL YEAR.

     On October 12, 1995, with the completion of the acquisition of Recognition, BancTec made the decision to change its fiscal year. The new fiscal year will end December 31. The first report to be filed pursuant to the new fiscal year end will be on Form 10-K for the period ending December 31, 1995.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             BANCTEC, INC.
                                             (Registrant)


                                             By:  /s/ GRAHAME N. CLARK, JR.
                                                --------------------------------
                                                Grahame N. Clark, Jr.
                                                Chairman of the Board and
                                                Chief Executive Officer
                                                (Principal Executive Officer)

Date:  October 27, 1995
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                               Index to Exhibits
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Exhibit No.                                                                Page
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99.1    Annual Report on Form 10-K of Recognition International Inc.
        for the year ended October 31, 1994, is incorporated by reference.

99.2 Registration Statement on Form S-4 (File No. 33-60391) is incorporated by reference

99.3    Consent of Price Waterhouse LLP.